SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2004

CORAUTUS GENETICS INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	0-27264	33-0687976
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 Fifth Street, Suite 313

Atlanta, Georgia 30308

(Address of principal executive offices, including zip code)

(404) 526-6200

(Registrant’s telephone number, including area code)

Item 5. Other Events

On January 21, 2004, Corautus Genetics Inc. issued a news release, attached hereto as Exhibit 99.1, announcing that it had completed raising an additional $5,260,680 of equity to fund its upcoming Phase IIb clinical trial through the sale of 1,200,000 shares of common stock.

Item	7. Financial Statements and Exhibits

(c)

Exhibit Number	Description
99.1	Press Release dated January 21, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corautus Genetics Inc.

Date: January 23, 2004	By:	/s/ Jack W. Callicutt

Jack W. Callicutt Vice President—Finance and Administration, Chief Accounting Officer and Assistant Secretary